Financial risk management	12 Months Ended
Dec. 31, 2025
Financial risk management
Financial risk management

7.Financial risk management

(a)	Fair value

The Company’s financial instruments recognized on the consolidated statements of financial position consist of cash and cash equivalents, receivables, warrant derivative, accounts payable and accrued liabilities. The fair value of these instruments approximate their carrying values due to their short-term maturity.

(b)	Classification of financial instruments

The Company’s financial instruments, recorded at fair value, require disclosure about how the fair value was determined based on significant levels of inputs described in the following hierarchy:

Level 1 - Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions occur in sufficient frequency and value to provide pricing information on an ongoing basis.

Level 2 - Pricing inputs are other than quoted prices in active markets included in Level 1. Prices in Level 2 are either directly or indirectly observable as of the reporting date. Level 2 valuations are based on inputs including quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace.

Level 3 - Valuations in this level are those with inputs for the asset or liability that are not based on observable market data.

7.Financial risk management cont’d

Cash and cash equivalents are measured at fair value using Level 1 as the basis for measurement in the fair value. The recorded amounts for receivables, accounts payable, and accrued liabilities, approximate their fair value due to their short-term nature. In July 2022 and November 2025, the Company issued common share purchase warrants with an exercise price denominated in a currency that differs from our functional currency, which are treated as a derivative measured at fair value with subsequent changes in fair value accounted for through the consolidated statements of loss and comprehensive loss. The warrants issued in July 2022 were subsequently amended in December 2025 to have an exercise price denominated in the Company’s functional currency resulting in a reclassification of the warrant as an equity classified instrument at the fair value determined on the date of the amendment. The November 2025 warrants remain liability classified as of December 31, 2025, and the fair value of the corresponding warrant derivative recognized on the consolidated statements of financial position is based on level 2 inputs (significant observable inputs) as these warrants have not been listed on an exchange and therefore do not trade on an active market. As at December 31, 2025, the fair value of our non-cash warrant derivative was $15,066,898 (December 31, 2024 - $11,862,687). The Company uses the Black-Scholes valuation model to estimate fair value. The expected volatility is based on the Common Share historical volatility, the risk-free interest rate is based on Bank of Canada benchmark treasury yield rates and the expected life represents the estimated length of time the warrants are expected to remain outstanding.

The Company has exposure to the following risks from its use of financial instruments: credit, liquidity, currency, and interest rate risk. The Company reviews its risk management framework on a quarterly basis and makes adjustments as necessary.

(c)	Credit risk

Credit risk is the risk of potential loss if a counterparty to a financial instrument fails to meet its contractual obligations. Our credit risk is primarily attributable to our liquid financial assets, including cash and cash equivalents, receivables, deposits, and balances receivable from the government. We limit the exposure to credit risk in our cash and cash equivalents by only holding our cash and cash equivalents with high-credit quality financial institutions in business and/or savings accounts.

(d)	Liquidity risk

Liquidity risk is the risk that we will not have the resources to meet our obligations as they fall due. We manage this risk by closely monitoring cash forecasts and managing resources to ensure that we will have sufficient liquidity to meet our obligations. All of our financial liabilities are classified as current and the majority, other than the non-cash warrant derivative, are anticipated to mature within the next ninety days. We are exposed to liquidity risk other than for the warrant derivative which is non-cash.

(e)	Market Risk
a.	Currency risk

The Company has identified our functional currency as the Canadian dollar. Transactions are transacted in Canadian dollars, U.S. dollars and in Australian dollars. Fluctuations in the U.S. or Australian dollar exchange rate could have a significant impact on the Company’s results. Assuming all other variables remain constant, a 10% depreciation or appreciation of the Canadian dollar against the U.S. dollar would result in an increase or decrease in loss and comprehensive loss for the year ended December 31, 2025, of $1,171,000 (December 31, 2024 - $53,000). A 10% depreciation or appreciation of the Canadian dollar against the Australian dollar would result in an increase or decrease in loss and comprehensive loss for the year ended December 31, 2025, of $135,000 (December 31, 2024 - $112,000).

In the near-term, we mitigate overall currency risk through of the use of U.S. dollar denominated cash balances to pay forecasted U.S. denominated expenses when possible. In the long-term, we are exposed to net currency risk from employee costs as well as the purchase of goods and services in the United States and Australia.

7.Financial risk management cont’d

Balances in U.S. dollars are as follows:

	December 31, 2025	December 31, 2024
	US$	US$
Cash	9,695,348	1,088,930
Receivables	47,275	263,447
Vendor deposits	134,503	357,880
Accounts payable and accrued liabilities	(1,331,795)	(2,075,685)
	8,545,331	(365,428)

Balances in Australian dollars are as follows:

	December 31, 2025	December 31, 2024
	AU$	AU$
Cash	529,628	152,806
Receivables	2,036	—
Accounts payable and accrued liabilities	(2,009,171)	(1,409,432)
	(1,477,507)	(1,256,626)

b.	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The warrant derivative that is discussed further in Note 15 is recorded at fair value using a Black-Scholes pricing model with changes in fair value recorded in the consolidated statements of loss and comprehensive loss. An input to the model is the risk-free rate which is reflective of Canadian bond yields. Therefore, the company is exposed to interest rate risk through the non-cash impact it has on the consolidated statements of loss and comprehensive loss.

c.Other price risk

Other price risks include the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than interest rate or currency risk). The warrant derivative that is discussed further in Note 15 is recorded at fair value using a Black-Scholes pricing model with changes in fair value recorded in the consolidated statements of loss and comprehensive loss. An input to the model is the market price of the Company’s shares as of the valuation date.

Therefore, the company is exposed to other price risk through the non-cash impact it has on the consolidated statements of loss and comprehensive loss.